UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 22, 2010

ITC Holdings Corp.
(Exact name of registrant as specified in its charter)

Michigan (State or Other Jurisdiction of Incorporation)	001-32576 (Commission File Number)	32-0058047 (IRS Employer Identification No.)

27175 Energy Way, Novi, Michigan	48377
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (248) 946-3000
N/A
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.
Amendment to 2007 ITC Holdings Credit Agreement
          On July 22, 2010, ITC Holdings Corp. (the “Company”) entered into Amendment No. 1 (the “2010 ITC Holdings Credit Agreement Amendment”) to the Revolving Credit Agreement, dated as of March 29, 2007 (the “2007 ITC Holdings Credit Agreement”), among the Company, JPMorgan Chase Bank, N.A., as administrative agent, and the other lenders and agents party thereto.
          The 2010 ITC Holdings Credit Agreement Amendment amends the 2007 ITC Holdings Credit Agreement to permit the Company in the future to replace or terminate certain lenders who default on their obligations under the terms of the facility. The 2010 ITC Holdings Credit Agreement Amendment also terminated the $19.8 million revolving credit commitment of Lehman Commercial Paper Inc., thereby reducing commitments under the facility to $105.2 million.
          The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the 2010 ITC Holdings Credit Agreement Amendment, a copy of which is filed as Exhibit 10.86 hereto and is incorporated herein by reference.
Amendment to 2007 ITC/METC Credit Agreement
          On July 22, 2010, International Transmission Company (“ITC”) and Michigan Electric Transmission Company, LLC (“METC”) entered into Amendment No. 1 (the “2010 ITC/METC Credit Agreement Amendment”) to the Revolving Credit Agreement, dated as of March 29, 2007 (the “2007 ITC/METC Credit Agreement”), among ITC, METC, JPMorgan Chase Bank, N.A., as administrative agent, and the other lenders and agents party thereto.
          The 2010 ITC/METC Credit Agreement Amendment amends the 2007 ITC/METC Credit Agreement to permit ITC and METC in the future to replace or terminate certain lenders who default on their obligations under the terms of the facility. The 2010 ITC/METC Credit Agreement Amendment also terminated the $26.2 million revolving credit commitment of Woodlands Commercial Bank, which was formerly controlled by Lehman Brothers Holdings Inc., thereby reducing commitments under the facility to $138.8 million.
          The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the 2010 ITC/METC Credit Agreement Amendment, a copy of which is filed as Exhibit 10.87 hereto and is incorporated herein by reference.
Amendment to 2007 ITC Midwest Credit Agreement
          On July 22, 2010, ITC Midwest LLC (“ITC Midwest”) entered into Amendment No. 2 (the “2010 ITC Midwest Credit Agreement Amendment”) to the Revolving Credit Agreement, dated as of January 29, 2008 (the “2008 ITC Midwest Credit Agreement”), among ITC Midwest, JPMorgan Chase Bank, N.A., as administrative agent, and the other lenders and agents party thereto.
          The 2010 ITC Midwest Credit Agreement Amendment amends the 2008 ITC Midwest Credit Agreement to permit ITC Midwest in the future to replace or terminate certain lenders who default on their obligations under the terms of the facility. The 2010 ITC Midwest Credit Agreement Amendment also terminated the $9.0 million revolving credit commitment of Lehman Commercial Paper Inc., thereby reducing the commitments under the facility to $41.0 million.
          The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the 2010 ITC Midwest Credit Agreement Amendment, a copy of which is filed as Exhibit 10.88 hereto and is incorporated herein by reference.
ITEM 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
     The following exhibits are filed as part of this Current Report on Form 8-K.

Exhibit	Description
10.86
First Amendment, dated as of July 22, 2010, to the Revolving Credit Agreement, dated as of March 29, 2007, among the Company, as borrower, the lenders party thereto, JPMorgan Chase Bank, N.A., as the administrative agent, J.P. Morgan Securities Inc., as sole lead arranger and sole bookrunner, and Comerica Bank, Credit Suisse, Cayman Islands Branch and Lehman Brothers Bank, FSB as co-syndication agents.

Exhibit	Description
10.87
First Amendment, dated as of July 22, 2010, to the Revolving Credit Agreement, dated as of March 29, 2007, among ITC and METC, as borrowers, the lenders party thereto, JPMorgan Chase Bank, N.A., as the administrative agent, J.P. Morgan Securities Inc., as sole lead arranger and sole bookrunner, and Comerica Bank, Credit Suisse, Cayman Islands Branch and Lehman Brothers Bank, FSB as co-syndication agents.

10.88
Second Amendment, dated as of July 22, 2010, to the Revolving Credit Agreement, dated as of January 29, 2008, among ITC Midwest, as borrower, the lenders party thereto, JPMorgan Chase Bank, N.A., as the administrative agent, J.P. Morgan Securities Inc., as sole lead arranger and sole bookrunner, Credit Suisse, Cayman Islands Branch as syndication agent and Lehman Brothers Bank, FSB as documentation agent.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ITC Holdings Corp.
DATED: July 27, 2010	By:	/s/ Daniel J. Oginsky
		Name:	Daniel J. Oginsky
		Title:	Senior Vice President and General Counsel

Exhibit Index

Exhibit	Description
10.86
First Amendment, dated as of July 22, 2010, to the Revolving Credit Agreement, dated as of March 29, 2007, among the Company, as borrower, the lenders party thereto, JPMorgan Chase Bank, N.A., as the administrative agent, J.P. Morgan Securities Inc., as sole lead arranger and sole bookrunner, and Comerica Bank, Credit Suisse, Cayman Islands Branch and Lehman Brothers Bank, FSB as co-syndication agents.

10.87
First Amendment, dated as of July 22, 2010, to the Revolving Credit Agreement, dated as of March 29, 2007, among ITC and METC, as borrowers, the lenders party thereto, JPMorgan Chase Bank, N.A., as the administrative agent, J.P. Morgan Securities Inc., as sole lead arranger and sole bookrunner, and Comerica Bank, Credit Suisse, Cayman Islands Branch and Lehman Brothers Bank, FSB as co-syndication agents.

10.88
Second Amendment, dated as of July 22, 2010, to the Revolving Credit Agreement, dated as of January 29, 2008, among ITC Midwest, as borrower, the lenders party thereto, JPMorgan Chase Bank, N.A., as the administrative agent, J.P. Morgan Securities Inc., as sole lead arranger and sole bookrunner, Credit Suisse, Cayman Islands Branch as syndication agent and Lehman Brothers Bank, FSB as documentation agent.

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